Investor Presentation February 2017 Exhibit 99.1

Disclosure Notices This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” “may,” “plan,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “opportunities” or other similar words or terms. RAIT’s forward-looking statements include, but are not limited to, statements regarding RAIT’s plans and initiatives to (i) simplify its business model, (ii) focus originations on high credit quality, first lien loans, (iii) adopt a direct loan origination model that facilitates improved credit and long-term borrower relationships, (iv) deleverage and streamline lending strategy to focus on RAIT’s core competencies, (v) opportunistically divest and maximize the value of RAIT’s legacy REO portfolio and existing property management operations and, ultimately, minimize REO holdings, (vi) significantly reduce its total expense base, (vii) reinvest capital into what it believes is a higher yielding lending business, (viii) achieve its assets mix targets, (ix) sell non-core CRE and lower asset management costs, (x) minimize the issuance of mezzanine debt and preferred equity, (xi) optimize the level of working capital on the balance sheet, (xii) achieve its financial targets, (xiii) achieve its capital structure targets, (xiv) reduce reliance on the issuances of corporate debt and/or preferred stock, (xv) reduce leverage, including preferred stock as a percentage of total assets, (xvi) reduce legacy CDOs as a percentage of total secured indebtedness, (xvii) achieve its targeted dividend payout ratio, (xviii) achieve significant annual expense savings in connection with the internalization of IRT, (xix) exit the commercial property business, and (xx) enhance its long-term prospects and create value for its shareholders. Such forward-looking statements are based upon RAIT’s historical performance and its current plans, estimates, predictions and expectations and are not a representation that such plans, estimates, predictions or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Risks, uncertainties and contingencies that may affect the results expressed or implied by RAIT’s forward-looking statements include, but are not limited to: (i) whether RAIT will be able to continue to implement its strategy to transition RAIT to a more lender focused, simpler, and more cost-efficient business model, to deleverage and to generate enhanced returns for its shareholders; (ii) whether RAIT will be able to continue to opportunistically divest and maximize the value of RAIT’s legacy REO portfolio and existing property management operations and the majority of RAIT’s non-lending assets; (iii) whether anticipated cost savings from the internalization of IRT will be achieved; (iv) whether the divestiture of RAIT’s CRE portfolio will lead to lower asset management costs and lower expenses; (v) whether RAIT will be able to reduce compensation and G&A expenses and indebtedness; (vi) whether RAIT’s new leadership will lead to enhanced value for shareholders; (vii) whether RAIT will be able to create sustainable earnings and grow book value; (viii) whether RAIT will be able to redeploy capital from non-lending related asset sales; (ix) whether RAIT will be able to increase loan origination levels; (x) whether the disposition of non-core assets, reductions in debt levels and expected loan repayments will impact RAIT’s Cash Available for Distribution (CAD); (xi) whether RAIT will continue to pay dividends and the amount of such dividends; (xii) whether RAIT will be able to organically increase reliance on match-funded asset-level debt; (xiii) overall conditions in commercial real estate and the economy generally; (xiv) whether market conditions will enable us to continue to implement our capital recycling and debt reduction plan involving selling properties and repurchasing or paying down our debt; (xv) whether we will be able to originate sufficient bridge loans; (xvi) whether the timing and amount of investments, repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; (xvii) changes in the expected yield of our investments; (xviii) changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; (xix) whether RAIT will be able to originate loans in the amounts assumed; (xx) whether RAIT will generate any CMBS gain on sale profits; (xxi) whether the amount of loan repayments will be at the level assumed; (xxii) whether our management changes will be successfully implemented; (xxiii) whether RAIT will be able to dispose of its industrial portfolio or sell the other properties; (xxiv) the availability of financing and capital, including through the capital and securitization markets; (xxv) risks, disruption, costs and uncertainty caused by or related to the actions of activist shareholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our shareholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners; and (xxvi) other factors described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of RAIT.

Table of Contents RAIT Transformation Executive Summary 1 Company Overview 2 Strategy Overview 3

1. RAIT Transformation Executive Summary

Company Summary Direct Origination CRE Platform RAIT Financial Trust (NYSE: RAS) is an internally managed commercial mortgage REIT with a highly regarded middle-market lending platform focused on its best-in-class, direct origination model Full service, commercial real estate platform focused on first lien loans Disciplined, credit-centric model In-house origination, underwriting and credit capabilities Deep, long-standing relationships nationwide Ability to offer customized lending solutions to meet borrower needs and internal credit goals Extensive experience with fast-moving, complex transactions Deliver speed and certainty of closing Efficient, Focused Business Model Focus on middle-market CRE lending across core property types Emphasize expense management with full service capability Divesting, while maximizing the value of, our legacy REO portfolio and ultimately minimizing our REO holdings Opportunistically divest property management operations Reinvest capital into higher yielding lending business Source: Company Management

Company Targets

RAIT has set aggressive, but achievable targets as part of its new strategy

Capital Structure Targets	❑ Reduce leverage, including preferred, from ~90% to ~80% of total assets ❑ Reduce reliance on corporate debt / preferred stock ❑ Reduce legacy CDOs from 39.4% of secured indebtedness (YE2016), to our target of 0%
Asset Mix Targets	❑ Focus originations on first lien loans, target ~92% of our total asset mix ❑ Minimize REO holdings ❑ Minimize the origination of CRE mezzanine debt & preferred equity
Key Financial Targets	❑ Approximately 17-22% of total common equity to total capitalization ❑ Well-managed expense base (target ~3.75-4.25% of total equity) ❑ Stable and repeatable returns (~10-12% ROE) for all shareholders

Source: Company Management

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RAIT Financial Trust

Executing on our Return to Core Strategy

While in the midst of its transformation, RAIT has achieved significant success over the past year towards focusing primarily on being a CRE lender

Disposition of Non-Core Business Lines / Monetization of IRT

- The monetization of our investment in Independence Realty Trust ("IRT") represents a significant milestone in RAIT's transformation towards a simpler business model focused on CRE lending
  - Sold IRT manager and our multifamily property management business for ~$43mm
  - Sold 7.3mm shares of IRT common stock for ~$62mm in aggregate proceeds
  - Total assets reduced by ~$1.3Bn
  - Total liabilities reduced by ~$905mm
  - Headcount reduced by ~460 employees, which we expect will reduce annual Comp/G&A expenses by ~$15mm
- Seeking to opportunistically divest Urban Retail, our commercial property management business
  - Would reduce annual expenses and revenue by ~$10mm
  - Would create a headcount reduction of ~230 employees
  - Would reduce AUM by ~$1.4Bn

Total Assets Under Management ("AUM")[1]
($'s in Billions)


$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.1
$3.6
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Divestiture of the majority of our non-core business lines is a significant step in the transformation

1. Source: Company Management; See company filings with the U.S. Securities and Exchange Commission for certain definitions

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RAIT Financial Trust

Executing on our Return to Core Strategy Meaningful start to our real estate disposition process Disposition of REO Portfolio Divesting and maximizing the value of the REO portfolio is another substantial step in RAIT’s return to core strategy At the start of 2016, RAIT had Gross Real Estate Investments of ~$1.15Bn RAIT has since sold 19 properties for ~$375mm1 Seeking to opportunistically dispose of an additional ~$540mm of properties in 2017 Reduces asset management costs and improves focus on lending Accomplishments in our transformation in the past year include: Source: Company Management Includes sales from 1/1/2016 – 1/31/2017

Executing on our Return to Core Strategy

Accomplishments in our transformation in the past year include:

Deleveraging

- Repaid ~$74 million of unsecured debt obligations[1]
- Repaid ~$844 million of secured debt obligations[1]
- CDO payoff accelerated
- Leverage, including preferred, reduced from ~93% (Q4 2015) to ~89% at YE 2016


Leverage[2]
100%
95%
90%
85%
80%
75%
70%
92.9%
89.2%
82.5%
76.5%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Total liabilities/Total Gross Assets
Total liabilities+Preferred/Total Gross Assets


Total Debt
($'s in Billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.3
$2.3
$2.3
$2.5
$2.4
$2.2
$2.0
$1.8
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Corporate
Asset specific

Significant deleveraging progress has been made as proceeds from asset sales have been used to reduce our overall indebtedness

Source: Company Management

1. *Includes repayments from 1/1/2016 – 1/31/2017*
2. *RAIT only. Excludes IRT, which was deconsolidated in October 2016*

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RAIT Financial Trust

Executing on our Return to Core Strategy

Accomplishments in our transformation in the past year include:

Expense Reduction

- Structural changes, already implemented, we expect will reduce RAIT's 2017 Comp/G&A expenses by ~56%[1] from 2016 levels to ~$25mm
- RAIT's headcount to start 2016 was ~750, reduced by ~460 employees with the sale of RAIT's multifamily property management business to IRT and expected to be reduced by ~230 employees when the planned Urban Retail disposition is completed. Leaving RAIT with ~65-70 employees
- Divestiture of our CRE portfolio is expected to lead to lower asset management costs and sequentially lower expenses in 2018 than 2017
  - Comp/G&A in 2018 is expected to be ~$21.5mm



Comp/G&A Exp.
($'s in 000's)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6,250
Q1 2015 1
Q2 2015 1
Q3 2015 1
Q4 2015 1
Q1 2016 1
Q2 2016 1
Q3 2016 1
Q4 2016 2
Proj. Qtrly '17 Run Rate 2

Target: Expense ratio of ~3.75-4.25% of total equity

Source: Company Management

1. *Includes Compensation/G&A expenses for RAIT, IRT/RAIT's multifamily property business, and Urban Retail*
2. *Proforma RAIT Only. Does not include IRT/RAIT's multifamily property business (sold December 2016) and Urban Retail (divestiture planned)*

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RAIT Financial Trust

Executing on our Return to Core Strategy Our new leadership is focused on enhancing value for our shareholders through good corporate governance and experienced execution Source: Company Management Separated Chairman and CEO role to strengthen board independence and leadership by having an independent director lead the board Elected Michael Malter, who joined the RAIT board in November 2015 and was previously employed at JP Morgan where he served in a variety of senior management positions, as Independent Chairman of the Board of Trustees Appointed Scott Davidson, the president and head of RAIT’s lending business, as CEO Named Paul Kopsky as CFO and Treasurer – a highly accomplished executive with extensive financial and operational experience Continued board refreshment process with the appointment of Thomas Wren, who is the third newly-appointed trustee since November 2015 Former treasurer of MBNA, a regulator at the OCC, and a director of numerous companies, including Hatteras Financial Corp., a publicly-traded mortgage-backed securities REIT, Mr. Wren brings substantial leadership, financial, regulatory, capital markets and mortgage REIT experience to RAIT’s board Appointed and retained experienced executives who bring deep knowledge and expertise Glenn Riis (Head of Credit), Greg Marks (Head of Origination), Jeffery Conners (Head of Underwriting) and Mike Beatty (Head of Asset Management) have an average of 23 years of professional CRE experience Strengthening Board Governance & Company Leadership Accomplishments in our transformation in the past year include:

2. Company Overview

Company Overview Source: Company Management 1. Originations from 1/1/14 to 2/1/17 Experienced Management Team CEO – Scott L.N. Davidson – 25 years in Real Estate (6 with RAIT) – Prior to RAIT, served as Group Co-Head of Securitized Products at JP Morgan, which included the firm’s commercial real estate business Head of Credit – Glenn Riis – 21 years in Real Estate (3 with RAIT) - Prior to RAIT, had roles as CMBS portfolio manager and CMBS Trading. From 2000-2008 focused on managing JP Morgan’s CMBS Business Head of Origination – Greg Marks – 22 years in Real Estate (17 with RAIT) – Has been with RAIT since 2000. Responsible for the origination staff and the placement of fixed & floating rate loans Head of Underwriting – Jeffrey Conners – 24 years in Real Estate (4 with RAIT) - Prior to RAIT, spent 14 years at Capmark Financial, where he was primarily responsible for underwriting CMBS and bridge loans Geographic Diversity1 TX 15.1% CA 10.4% WI 8.8% FL 7.6% NC 5.5% GA 5.4% CO 4.9% OH 3.9% DC 3.3% NY 3.1% VA 2.8% PA 2.8% OK 2.4% MD 2.3% IL 2.2% AL 2.2% NV 2.1% WA 1.8% TN 1.2% CT 1.1% RI 1.1% AZ 1.1% KS 1.0% IN 0.9% NJ 0.8% MN 0.8% MA 0.7% OR 0.6% WV 0.5% SC 0.5% LA 0.5% MI 0.5% MS 0.5% IA 0.4% NH 0.3% MT 0.3% NE 0.3% NM 0.2% MO 0.1% Since 2014, RAIT has originated over $2bn in new loans from 39 different states Geographic diversity expands RAIT’s opportunity while reducing risk CFO – Paul W. Kopsky, Jr. – 25 years in Real Estate – Prior to RAIT, he was Executive Vice President and Chief Operating Officer for Hunt Companies, Inc., and earlier was with KPMG LLP as a senior manager

Who RAIT is Today Key Areas of Expertise and Competency Source: Company Management Full Service Commercial Real Estate Lending Platform Direct Origination Strong market presence National footprint Experienced professionals Long-standing relationships Efficient execution Middle-Market Expertise Tailored middle-market financing solutions Full complement of products for stabilized and light transition commercial real estate Robust Credit Capabilities Consistent credit quality Full service underwriting team with a disciplined process Independent credit review Strong and experienced investment committee oversight Diverse Sources of Funding Market leader in floating rate securitization program Access to multiple sources of funding including, but not limited to, senior debt, warehouse facilities, convertible securities, preferred securities, JV opportunities and common equity RAIT has a market-leading lending business utilizing key areas of expertise and competencies

Middle-Market Advantage Source: Company Management RAIT's expertise and core competencies in CRE lending enables it to take advantage of the enhanced risk-return profile of the middle-market Ability to tailor loans to meet borrower needs and internal credit goals Deep, long-standing, relationships nationwide Diversification of our portfolio risk Mitigate risk through credit selection, structuring and monitoring Mutually beneficial relationships with brokers and borrowers Ability to deliver on fast-moving, complex transactions Better risk/return profile than the large loan competitors

We maintain a disciplined and consistent loan risk profile RAIT Lending Profile First Lien Loan Characteristics Floating Rate Platform – Transitional Light Assets Fixed Rate Platform – Stabilized Assets Loan Size ($mm) $5 – $50 million Average1: $12 million $5 – $50 million Average1: $10 million Property Type Focus on multifamily, retail, office, industrial and mixed-use Focus on multifamily, retail, office, industrial and mixed-use Loan to Value / DSCR LTV: Up to 80% DSCR Minimum: Greater than or equal to 1.00x LTV: Up to 75% DSCR Minimum: Greater than or equal to 1.10x Geography National footprint National footprint Source: Company Management Includes originations from 2011-present

RAIT is a Leader in Floating Rate CMBS Securitizations Source: Company Management Initial Pool Principal Balance Assumes LIBOR of 0.70% for term At Origination Actual IRR; RAIT 2016-FL1 unwound in 2015 and RAIT 2014-FL2 unwound in 2016 Average return over a 2 year time period Average As Is3 Stabilized Loan Count Balance1 RAIT Return2 LTV DY LTV DY RAIT 2013-FL1 17 135,000,000 10.0-12.0%4 74.8% 9.4% 69.5% 11.1% RAIT 2014-FL2 18 196,051,814 15.0-18.0%4 69.4% 8.8% 63.0% 11.3% RAIT 2014-FL3 22 219,378,000 15.0-18.0%5 69.4% 8.9% 63.6% 11.2% RAIT 2015-FL4 20 223,034,000 15.0-18.0%5 76.0% 8.5% 69.7% 10.3% RAIT 2015-FL5 31 347,446,440 12.0-15.0%5 69.2% 8.6% 65.3% 10.8% RAIT 2016-FL6 23 257,949,193 17.0-19.0%5 64.1% 8.2% 62.4% 10.8% Total/Weighted Average 1,378,859,447 16.0-19.0% 70.0% 8.7% 65.3% 10.9% RAIT has issued six non-recourse floating-rate CMBS transactions since 2013 Originations have created strong returns for RAIT shareholders Well positioned for ongoing strong demand for this type of loan Floating Rate CMBS Overview

Sample Loans $30,700,000 Floating rate first lien mortgage Montague Business Center, San Jose, CA Repeat RAIT borrower Cash-in acquisition $22,750,000 Floating rate first lien mortgage Campus Park at Denton, Denton, TX Repeat RAIT borrower – experienced student housing developers Cash-in acquisition $6,300,000 Fixed rate first lien mortgage The Whitney Gray Building, Portland, OR Successful, long-time ownership Refinance $3,825,000 Fixed rate first lien mortgage Elon Town Center, Elon, NC Repeat RAIT borrower Cash-in acquisition

CRE Debt Market Maturities Overview Source: Trepp CRE Loan Maturities ($bn) – A Pending Wall of Maturities is Expected to Drive Refinancing To achieve RAITs goals we only need to tap into 0.25% of the total loans maturing

CMBS Market Issuance Level Overview Source: Wall Street Research and Commercial Mortgage Alert as of January 2017 YTD Private Label Issuance ($bn) Private Label CMBS Cumulative Issuance ($bn)

3. Strategy Overview

Key Elements of Our Strategy Source: Company Management Sell non-core CRE and reallocate capital into the core lending business Streamline business, simplify strategy Repay inefficient legacy CDOs and reallocate capital to more efficient vehicles Realign capital structure Create sustainable earnings and grow book value Organically increase reliance on match-funded asset-level debt Strategy promotes sustainable growth – Return to core

Progress Towards Goals Source: Company Management Includes Compensation/G&A expenses for RAIT, IRT, and Urban Retail Proforma RAIT Only. Does not include IRT (sold December 2016) and Urban Retail (divestiture announced) 1 1 1 1 1 1 1 2 2 57% Reduction 28% Reduction

Target Asset Mix Strategy Minimize REO holdings Focus originations on first lien loans Provide borrowers fixed and floating rate first lien loan options Match funded financing for all assets Target favorable risk-returns in middle-market Source: Company Management 1. CRE Floating First Lien Loans include capital to be deployed opportunistically Asset Mix

Targeted Capital Structure Strategy Capital Structure Source: Company Management Leverage = Total liabilities + Preferred/Total gross assets Realign capital structure Continued reliance on match-funded debt Reduce leverage1 from ~89% (YE2016) to ~80% of total assets Reduce reliance on corporate debt / preferred stock Repay inefficient legacy CDOs Legacy CDOs represented 49.1% of secured indebtedness at YE2015, by YE2016 they represented 39.4%, with a target of 0%

RAIT's Investment Thesis

1 Reconfigure the balance sheet	❑ Reallocation of capital to focus on direct lending business model ❑ Continue to reduce liabilities ❑ Emphasis on clarity and consistency ❑ Durable capital structure
2 Target appropriate risk-adjusted returns	❑ Goal of 17-22% of balance sheet in total common equity – ~$500mm ❑ Focus on core-competency of direct lending – high quality first lien loans on traditional CRE property types ❑ Disciplined, credit-centric model
3 Grow long-term shareholder value	❑ Manage expenses – target G&A of ~3.75-4.25% of total equity ▪ Room to grow the balance sheet without large increases in expenses ❑ Manage volatility/capital ❑ Streamlined, transparent business model ❑ Return to core ❑ Expect to declare a $0.09 dividend for Q1 2017

Leading to

~10-12% ROE

Source: Company Management

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RAIT Financial Trust